Exhibit 99.1

FOR IMMEDIATE RELEASE

HERLEY INDUSTRIES, INC. TO BE ACQUIRED BY

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

FOR $19 PER SHARE IN CASH

LANCASTER, PA, February 7, 2011 — Herley Industries, Inc. (Nasdaq: HRLY), a leader in the design, development and manufacture of microwave technology solutions for the defense, aerospace and medical industries worldwide, today announced that the Company has signed a definitive agreement to be acquired by Kratos Defense & Security Solutions, Inc. (Nasdaq: KTOS) for $19.00 per share in cash. The transaction will be accomplished through an all-cash tender offer and second-step merger, and will have a total value of approximately $270 million.

John A. Thonet, Chairman of the Board, stated, “The execution of this definitive agreement represents a defining moment for Herley and Kratos and was the result of our Board’s process of reviewing various strategic alternatives to enhance shareholder value. We believe that this transaction is in the best interest of our shareholders and creates a great opportunity for our organization and customers as two of the premier Defense and National Security businesses in the industry today join forces.”

Pursuant to the terms of the definitive agreement, Kratos will commence, no later than February 25, 2011, a cash tender offer for all issued and outstanding shares of Herley common stock at $19.00 per share, without interest. Following completion of the tender offer, Kratos will acquire the remaining outstanding shares of Herley common stock for $19.00 per share in cash, without interest, through a second-step merger. The closing of the tender offer is subject to the tender of a majority of the outstanding shares of Herley common stock on a fully-diluted basis and various other customary closing conditions, including early termination under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The acquisition is not conditioned on Kratos being able to obtain financing. The acquisition is expected to close during the first quarter of 2011. Further details will be provided in filings with the U.S. Securities and Exchange Commission.

Jefferies & Company, Inc. served as financial advisor to Herley in connection with its review of strategic alternatives and the transaction. Credit Suisse Securities (USA) LLC also served as financial advisor to Herley in connection with the transaction. Blank Rome LLP, Blakinger, Byler

& Thomas, P.C., and Barley Snyder LLC served as Herley’s legal advisors in connection with the transaction.

About Herley Industries, Inc.

Herley Industries, Inc. (Nasdaq: HRLY) is a leader in the design, development and manufacture of microwave technology solutions for the defense, aerospace and medical industries worldwide. Based in Lancaster, PA, Herley has seven manufacturing locations and approximately 1000 employees. Additional information about the company can be found on the Internet at www.Herley.com.

About Kratos Defense & Security Solutions, Inc.

Kratos provides mission critical products, services and solutions for United States National Security. Principal products, services and solution offerings relate to and support C5ISR, weapon systems sustainment, military weapon range operations and technical services, network engineering services, information assurance and cybersecurity solutions, security and surveillance systems, and critical infrastructure security system design and integration. Kratos is headquartered in San Diego, California, with resources located throughout the U.S. and at key strategic military locations.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The tender offer to purchase shares of Herley common stock referenced in this press release has not yet commenced, and this press release is neither an offer to purchase, nor a solicitation of an offer to sell, any securities. The tender offer to purchase shares of Herley common stock will be made only pursuant to a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer (the “Tender Offer Statement”), which Lanza Acquisition Co., an indirect wholly-owned subsidiary of Kratos Defense and Security Solutions, Inc. will file with the SEC and mail to Herley shareholders. At the time the tender offer is commenced, Herley will file a Solicitation / Recommendation Statement with respect to the tender offer (the “Recommendation Statement”). Security holders of Herley are advised to read the Tender Offer Statement and Recommendation Statement when they become available, because they will contain important information about the tender offer. Investors and security holders of Herley also are advised that they may obtain free copies of the Tender Offer Statement and other documents filed by Kratos Defense & Security Solutions, Inc. with the SEC (when these documents become available) and the Recommendation Statement and other documents filed by Herley Industries, Inc. (when these documents become available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the Tender Offer Statement and related materials may be downloaded (when these documents become available) from Herley’s website at: http://www.Herley.com/index.cfm?act=investor; and free copies of the Recommendation Statement and related materials may be obtained (when these documents become available) from Herley by written request to: Herley Industries, Inc., Attn: Investor Relations, 3061 Industry Drive, Suite 200, Lancaster, PA 17603.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “anticipate,” “expect,” “believe,” “plan,” “intend,” “predict,” “will,” “may,” and similar terms. Forward-looking statements in this press release include, but are not limited to, the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements contained in this press release related to future results and events are based on the Company’s current expectations, estimates and projections about its industry, as well as management’s beliefs and assumptions. Forward-looking statements, by their nature, involve risks and uncertainties and are not guarantees of future performance. Actual results may differ materially from the results discussed in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, uncertainties as to the timing of the tender offer and the merger; uncertainties as to how many of the Company’s shareholders will tender their stock in the tender offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC by the Company, including the solicitation/recommendation statement to be filed by the Company. Investors and shareholders are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are also urged to carefully review and consider the various disclosures in the Company’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K for the fiscal year ended August 1, 2010, Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2010 and Current Reports on Form 8-K filed from time to time by the Company. All forward-looking statements are qualified in their entirety by this cautionary statement.

For information at Herley contact:

Tel: (717) 397-2777

Peg Guzzetti, Investor Relations